 Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (this "Agreement"), dated as of May 6, 2010 is made by and between Resource Energy, Inc (the "Debtor"), and Recovery Energy, Inc., a Nevada corporation (the "Secured Party").

Pursuant to a Promissory Note dated as of the date hereof (as the same may be amended, supplemented or restated from time to time, the "Note"), the Secured Party may extend credit accommodations to the Debtor.

As a condition to extending credit to the Debtor, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

ACCORDINGLY, in consideration of the mutual covenants contained in the Note and herein, the parties hereby agree as follows:

1. Definitions. All terms defined in the recitals hereto and the Note that are not otherwise defined herein shall have the meanings given them in the recitals and the Note. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

"Accounts" means all of the Debtor's accounts, as such term is defined in the UCC, including each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other person who subsequently transfers such person's interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

"Collateral" means all of the Debtor's accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, and letters of credit, in each case whether now owned or hereafter acquired; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the Lender; and (vi) proceeds of any and all of the foregoing.

"Equipment" means all of the Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, and supplies, and specifically includes the assets described on Schedule I.

"Event of Default" has the meaning given in Section 5.

"General Intangibles" means all of the Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Debtor's name, and the goodwill of the Debtor's business.

"Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

"Inventory" means all of the Debtor's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

"Investment Property" means all of the Debtor's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

"Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

"Obligations" means all of the Debtor's obligations under this Agreement and the Note, including interest thereon and any extensions, renewals or replacements thereof, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, or absolute or contingent.

"Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Debtor's business or operations as presently conducted, and (iii) Liens in existence on the date hereof and described on Exhibit A hereto.

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"Security Interest" has the meaning given in Section 2.

"UCC" means Uniform Commercial Code as in effect from time to time in the State of Nevada.

2. Security Interest. The Debtor hereby grants the Secured Party a security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

3. Representations, Warranties and Agreements. The Debtor hereby represents, warrants and agrees as follows:

(a) Title. The Debtor (i) has absolute title to each item of Collateral in existence on the date hereof, free and clear of all Liens except Permitted Liens, (ii) will have, at the time the Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Liens, (iii) will keep all Collateral free and clear of all Liens except Permitted Liens, and (iv) will defend the Collateral against all claims or demands of all persons other than the Secured Party. The Debtor will not sell or otherwise dispose of the Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

(b) Chief Executive Office; Identification Numbers. The Debtor's chief executive office and principal place of business is located at the address set forth under its signature below. The Debtor's federal employer identification number and organizational identification number are correctly set forth under its signature below.

(c) Location of Collateral. As of the date hereof, the tangible Collateral is located only in the United States.

(d) Changes in Name, Constituent Documents, Location. The Debtor will not change its name, articles of incorporation or bylaws, or jurisdiction of organization, without the prior written notice to the Secured Party. The Debtor will not change its business address, without prior written notice to the Secured Party.

(e) Fixtures. The Debtor will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein.

(f) Miscellaneous Covenants. The Debtor will:

(i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

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(ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

(iii) at all reasonable times, permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor;

(iv) keep accurate and complete records pertaining to the Collateral and pertaining to the Debtor's business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and the Debtor's business and financial condition as the Secured Party may from time to time reasonably request;

(v) promptly notify the Secured Party of any loss of or material damage to any Collateral or of any material adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

(vi) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as are customary and usual for the business of the Debtor, consistent with past practice of Debtor, with any such policies listing the Secured Party as an additional insured; provided, however, that Debtor shall not be required to maintain insurance against flood or earth movement;

(vii) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Agreement; and

(viii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

4. Secured Party's Right to Take Action. The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against collateral described as "all assets of the Debtor" as the Secured Party deems necessary or useful to perfect the Security Interest. The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law.

5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):  (i) an Event of Default shall occur under the Note; or (ii) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; or (iii) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it.

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6. Remedies upon Event of Default. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (i) any remedies under the Note; (ii) any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8) at least 10 days prior to the date of intended disposition or other action; (iii) any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property. The Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights owned by or licensed to the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

7. Other Personal Property. Unless at the time the Secured Party takes possession of any tangible Collateral, or within seven days thereafter, the Debtor gives written notice to the Secured Party of the existence of any goods, papers or other property of the Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, the Secured Party shall not be responsible or liable to the Debtor for any action taken or omitted by or on behalf of the Secured Party with respect to such property.

8. Notices.  All notices and other communications hereunder shall be in writing and shall be shall be deemed to have been duly given or made for all purposes if (i) hand delivered, (ii) sent by a nationally recognized overnight courier for next business day delivery, (iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt), or (iv) if delivered by electronic mail, when delivered as follows:

If to the Debtor:

Resource Energy, Inc
Attn: Mathew Jennings

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If to Secured Party:

Recovery Energy, Inc.
1515 Wynkoop Street
Denver, Colorado 80202
Attention: Jeffrey A. Beunier

with a copy to (which shall not constitute notice):

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, 22nd Floor
Denver, Colorado 80202
Attention: Jeff Knetsch
Fax: 303-223-1111

or at such other address as any party may specify by notice given to the other party in accordance with this Section 8.  The date of giving of any such notice shall be the date of hand delivery, the business day sent by telephone facsimile, and the day after delivery to the overnight courier service.  In addition, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

9. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

10. Miscellaneous. This Agreement has been duly and validly authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.  This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof.  This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

[SIGNATURES ON FOLLOWING PAGE]

Security Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

PAYEE: By /s/ Jeffrey a. Beunier Jeffrey A. Beunier, CEO	MAKER: By /s/ Matthew Jennings Matthew Jennings, Chairman of the Board

Security Agreement

Schedule I

1965 CARDWELL DRILLING RIG

CARDWELL Single Drum Drilling Unit, S/N-N/A, 350-HP, w/Rotary Table Drive, Driller’s Control Console
96’H Telescoping Mast, S/N-N/A, 200,000# SHL, Hydraulically Raised & Scoped, Double 3-Stage Raising Rams, Crown Block w/Sheaves, Racking Board, Standpipe, Standpipe Manifold, Pressure Gauge

All Above Mounted on Tandem Axle Trailer, VIN-N/A, p/b DETROIT 8V71  Diesel Engine,
S/N-N/A, 350-HP, w/Starter, Radiator, Gauges, Transmission w/Torque Converter, Fuel Tank, Electrical Wiring, Electrical Connections, Lighting, Stairs, Safety Rails

10’H x 12’W x 27’L Substructure, w/Rotary Beams, Racking Boards, V-Door Ramp, Stairs, Safety Rails, Skidded
MUD PUMPS

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b CAT Diesel Engine, S/N-N/A, w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

NATIONAL C-150 Duplex Mud Pump, S/N-N/A, 150-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b CAT Diesel Engine, S/N-N/A, w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

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ROTATING/TRAVELING EQUIPMENT
GARDNER DENVER 17-1/2” x 44” Rotary Table w/Master Bushing
Rotary Swivel
3-Sheave, 100-Ton Traveling Block/Hook
4-1/4” x 40’L Square Kelly
Kelly Drive Bushing, Square Drive
RIG HOUSES
Tool Pusher’s Trailer
Doghouse, w/Knowledge Box, Lockers, Bench Storage, Parts Storage, Electrical Wiring, Electrical Connections, Fluorescent Lights, Mounted on Tandem Axle Trailer

AUXILIARY EQUIPMENT
Drill Pipe/Drill Collar Handling Equipment
180-Barrel Fresh Water Tank

Security Agreement

1-1/2” x 2” Centrifugal Transfer Pump
185-CFM Air Compressor
6’ x 20’ Air Volume Tank
(4) Light Rig Light/Generator, p/b Diesel Engine
Rotary Hose, Vibrator Hoses, Suction Hoses
Shale Shaker
2-Section Catwalk, Skidded
1-Set (2-Each) Pipe Racks
Assorted Lift Subs, Crossover Subs
DRILL PIPE/DRILL COLLARS
Approximately 1,650’ (55-Joints) 4-1/2” Range 2 Drill Pipe, w/4-1/2”XH, BN Tool Joints
Approximately 1,350’ (45-Joints) 4” Range 2 Drill Pipe, w/4”XH, BN Tool Joints
(8) 6-1/8”OD Drill Collars

Security Agreement

SPENCER HARRIS 5000 DRILLING RIG

SPENCER HARRIS 5000 Single Drum Drive-In Drilling Unit, S/N-54, w/Rotary Table Drive, PARKERSBURG 15” Hydromatic Brake, Driller’s Control Console
SPENCER HARRIS 97’H Telescoping Mast, S/N-N/A, 180,000# SHL, Hydraulically Raised & Scoped, Raising Ram, 4-Sheave Crown Block w/Sheaves, Racking Board, Standpipe, Standpipe Manifold, Pressure Gauge

All Above Mounted on SPENCER HARRIS Tandem Axle Trailer, VIN-64, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Torque Converter, Fuel Tank, Electrical Wiring, Electrical Connections, Lighting, Stairs, Safety Rails

11’H x 14’W x 40’L Sub Structure, Folding Back-On Ramp, Skidded
MUD PUMPS

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

OILWELL 214P Duplex Mud Pump, S/N-N/A, 350-HP, Steel Fluid End w/Quick Change Valve Cover & Cylinder Head Caps, Shear Relief Valve, Pressure Gauge, Master Skidded, p/b DETROIT Twin 6-71 Diesel Engines, S/N-N/A, 500-HP, Each w/Starter, Radiator, Gauges, Pump Drive Assembly, Skidded

Security Agreement

ROTATING/TRAVELING EQUIPMENT
IDECO Model L 17-1/2” x 44” Rotary Table w/Master Bushing
MCKISSICK 3-Sheave, 150-Ton Traveling Block/Hook
4-1/4” x 40’L Square Kelly
Kelly Drive Bushing, Square Drive
Elevator Links
GENERATOR
90-KW Electric Generator, p/b CAT Diesel Engine, w/Starter, Radiator, Gauges, Skidded

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WELL CONTROL EQUIPMENT
GUIBERSON 10” 3,000# PSI Double Hydraulic Blowout Preventer w/Rams
KOOMEY 3,000# PSI 3-Stage Closing Unit, w/Hydraulic Pump, Reservoir, Skidded
Choke Manifold
MUD SYSTEM
310-Barrel Mud Tank, Skidded
30-HP Mud Mixing Pump
HARRISBURG 4’ x 5’ Shale Shaker
RIG HOUSES
Doghouse, w/Knowledge Box, Lockers, Bench Storage, Parts Storage, Drilling Recorder, Electrical Wiring, Electrical Connections, Fluorescent Lights, Mounted on Water Tank

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AUXILIARY EQUIPMENT
Rotary Tongs
3-1/2” Drill Pipe/Drill Collar Handling Equipment
Rotary Hose, Vibrator Hoses, Suction Hoses
(2) Drill Pipe Tubs, w/Top Mounted Catwalk, Skidded
Pipe Racks
Assorted Lift Subs, Crossover Subs
DRILL PIPE/DRILL COLLARS
Approximately 5,250’ (Approximately 175-Joints) 3-1/2” Range 2 Drill Pipe, BN Tool Joints
(16) 6-1/4”OD Drill Collars

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EXHIBIT A

PERMITTED LIENS

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